Health Care Costs Payable	12 Months Ended
Dec. 31, 2018
Health Care and Other Insurance Liabilities [Abstract]
Health Care Costs Payable
Health Care Costs Payable

On November 28, 2018, the Company completed the Aetna Acquisition. Prior to the Aetna Acquisition, the Company’s health care costs payable balance was immaterial and related to unpaid pharmacy claims for its stand-alone Medicare Part D PDPs within the Health Care Benefits segment. Accordingly, the Company will include disclosures for health care costs payable for the year ended December 31, 2018.

Health care costs payable consist principally of unpaid fee-for-service medical, dental and pharmacy claims, capitation costs, other amounts due to health care providers pursuant to risk-sharing arrangements and accruals for state assessments within the Health Care Benefits segment. See Note 1 ‘‘Significant Accounting Policies’’ for information on how the Company estimates IBNR reserves and health care costs payable as well as changes to those methodologies, if any. The Company’s estimate of IBNR liabilities is primarily based on trend and completion factors. Claim frequency is not used in the calculation of the Company’s liability. In addition, it is impracticable to disclose claim frequency information for health care claims due to the Company’s inability to gather consistent claim frequency information across its multiple claims processing systems. Any claim frequency count disclosure would not be comparable across the Company’s different claim processing systems and would not be consistent from period to period based on the volume of claims processed through each system. As a result, health care claim count frequency was not included in the disclosures included below.

The following table shows the components of the change in health care costs payable during 2018:

In millions
Health care costs payable, beginning of the period	$5
Less: Reinsurance recoverables	—
Health care costs payable, beginning of the period, net	5
Acquisitions, net	5,357
Reclassification from pharmacy claims and discounts payable (1)	776
Add: Components of incurred health care costs
Current year	6,594
Prior years	(42)
Total incurred health care costs (2)	6,552
Less: Claims paid
Current year	6,303
Prior years	260
Total claims paid	6,563
Add: Premium deficiency reserve	16
Health care costs payable, end of period, net	6,143
Add: Reinsurance recoverables	4
Health care costs payable, end of period	$6,147

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(1)
As of the Aetna Acquisition Date, the Company reclassified $776 million of the Pharmacy Services segment’s unpaid retail pharmacy claims to third parties from pharmacy claims and discounts payable to health care costs payable as the third party liability was incurred to support the Health Care Benefits segment’s fully insured members.

(2)
Total incurred health care costs for the year ended December 31, 2018 in the table above exclude (i) $16 million related to a premium deficiency reserve for the 2019 coverage year related to Medicaid products, (ii) $4 million of benefit costs recorded in the Health Care Benefits segment that are included in other insurance liabilities on the consolidated balance sheet and (iii) $22 million of benefit costs recorded in the Corporate/Other segment that are included in other insurance liabilities on the consolidated balance sheet.

At December 31, 2018, the Company’s liabilities for IBNR plus expected development on reported claims totaled approximately $4.1 billion. Substantially all of the Company’s liabilities for IBNR plus expected development on reported claims at December 31, 2018 related to the current calendar year.

Due to the proximity of the Aetna Acquisition Date to December 31, 2018, the Company did not include disclosures related to incurred and paid claim development from November 28, 2018 to December 31, 2018. The Company will begin including disclosures related to incurred and paid claim development for the year ended December 31, 2019.